Exhibit 10.29

AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT, dated as of August 18, 2017 (this “Amendment”), between TPG RE FINANCE 1, LTD. (“Seller”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase Agreement, dated as of August 20, 2015 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of September 29, 2015, as further amended by that certain Second Amendment to Master Repurchase Agreement, dated as of March 14, 2016, as further amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of November 16, 2016, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and TPG RE Finance Trust Holdco, LLC (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

Section 1.Amendments to Master Repurchase Agreement.

(a)Section 1 of the Repurchase Agreement is hereby amended by inserting the following new definitions in correct alphabetical order:

“Fourth Amendment Effective Date” shall mean August 18, 2017.

“Side Car Annual Fee” shall have the meaning specified in the Fee Letter.

“Side Car Facility Amount” shall have the meaning specified in the definition of “Maximum Facility Amount”.

“Side Car Purchased Assets” shall have the meaning specified in the Fee Letter.

(b)The definition of “Maximum Facility Amount”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:

“Maximum Facility Amount” shall mean the sum of (I) $313,750,000, and (II) $103,500,000, with the component of the Maximum Facility Amount pursuant to clause (II) of this definition (the “Side Car Facility Amount”) being (A) only available in respect of the Transactions entered into on the Fourth Amendment Effective Date relating to the Side Car Purchased Assets and any Future Funding Transactions related thereto that Buyer approves in accordance with Article 3(c) and (B) permanently reduced by all Principal Proceeds and any other payments made and, in each case, applied to the reduction of the Purchase Price in respect of the Side Car Purchased Assets, including, without limitation, pursuant to any payment of Margin Deficit or any other allocation of Principal Proceeds applied to reduce the Purchase Price of any Side Car Purchased Asset.  No advances may be made in respect of portions of the Side Car Facility Amount that have been repaid.

Section 2.Conditions Precedent.  This Amendment shall become effective on the Fourth Amendment Effective Date provided that (a) this Amendment is duly executed and delivered by each of Seller, Buyer and Guarantor, (b) Seller and Buyer have executed and delivered that certain Amendment No. 2 to Fee and Pricing Letter, dated as of the date hereof (the “Fee Letter Amendment”), by and between Seller and Buyer and (c) Seller has paid to Buyer the initial installment of the Side Car Annual Fee.

Section 3.Representations and Warranties.  On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

Section 4.Acknowledgments of Guarantor.  Guarantor hereby acknowledges (a) the execution and delivery of this Amendment by Seller and Buyer and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of August 20, 2015 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the Fee Letter Amendment and the impact of the changes set forth herein and therein, and (b) that, to its Knowledge, as of the date hereof, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Transaction Documents.

Section 5.Limited Effect.  Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Fourth Amendment Effective Date, (a) all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

Section 6.Counterparts.  This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

Section 7.Costs and Expenses.  Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.

Section 8.Submission to Jurisdiction.  Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.

The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement.  The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

Section 9.WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

Section 10.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States

By:	/s/ Thomas N. Cassino
	Name:	Thomas N. Cassino
	Title:	Executive Director

SELLER:

TPG RE FINANCE 1, LTD.,
an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Matthew J. Coleman
	Name:	Matthew J. Coleman
	Title:	Vice President, Transactions

Signature Page to Amendment No. 4 to Master Repurchase Agreement

Acknowledged:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company, in its capacity as Guarantor, and solely for purposes of making the acknowledgement set forth in Section 4 of this Amendment:

By:	/s/ Matthew J. Coleman
	Name:	Matthew J. Coleman
	Title:	Vice President, Transactions

Signature Page to Amendment No. 4 to Master Repurchase Agreement